                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-WMC1 EXCESS SPREAD TABLE

                    EXCESS SPREAD IN BPS
  PERIOD             (FORWARD LIBOR)
------------        --------------------
Avg yr1                      284
Avg yr2                      261
Avg yr3                      368
Avg yr4                      325
Avg yr5                      339

PREPAY SPEEDS:
CONFORMING
FRM            100% CPR
ARM            100% CPR
NON-CONFORMING
FRM            20% HEP
ARM            100% PPC
FORWARD CURVE
TO MATURITY

 PERIOD          EXC SPRD         PERIOD          EXC SPRD        PERIOD        EXC SPRD
 ------          --------         ------          --------        ------        --------
  1                385              41              298             81            421
  2                391              42              333             82            389
  3                303              43              313             83            425
  4                307              44              322             84            391
  5                272              45              358             85            397
  6                288              46              281             86            473
  7                256              47              315             87            404
  8                244              48              289             88            442
  9                262              49              297             89            411
 10                232              50              397             90            449
 11                243              51              304             91            420
 12                220              52              336             92            426
 13                213              53              307             93            467
 14                272              54              338             94            436
 15                208              55              323             95            477
 16                222              56              341             96            445
 17                196              57              373             97            453
 18                218              58              343             98            578
 19                248              59              374             99            465
 20                305              60              341            100            509
 21                333              61              348            101            479
 22                301              62              454            102            522
 23                323              63              352            103            493
 24                296              64              385            104            501
 25                326              65              353            105            547
 26                433              66              385            106            516
 27                340              67              359            107            564
 28                366              68              362            108            532
 29                333              69              394            109            543
 30                362              70              362            110            684
 31                369              71              395            111            563
 32                369              72              361            112            615
 33                398              73              366            113            585
 34                364              74              476            114            638
 35                392              75              371            115            611
 36                358              76              406            116            625
 37                364              77              374            117            683
 38                400              78              410            118            654
 39                308              79              381            119            715
 40                323              80              385            120            686
                                                                   121            704